Ocean Power Technologies, Inc.

Investor Presentation

November 2018


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Forward Looking Statements

In addition to historical information, this presentation contains forward-looking statements that are within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by certain words or phrases such as "may", "will", "aim", "will likely result", "believe", "expect", "will continue", "anticipate", "estimate", "intend", "plan", "contemplate", "seek to", "future", "objective", "goal", "project", "should", "will pursue" and similar expressions or variations of such expressions. These forward-looking statements are based on assumptions made by management regarding future circumstances over which the company may have little or no control and involve risks, uncertainties and other factors that may cause actual results to be materially different from any future results expressed or implied by such forward-looking statements. Some of these factors include, among others, the following: future financial performance; expected cash flow; ability to reduce costs and improve operational efficiencies; revenue growth and increased sales volume; success in key markets; competition; ability to enter into relationships with partners and other third parties; delivery and deployment of PowerBuoys™and other products and services; increasing the power output of PowerBuoys™; hiring new key employees; expected costs of company products; and building customer relationships. Please refer to our most recent Forms 10-Q and 10-K and subsequent filings with the SEC for a further discussion of these risks and uncertainties. We disclaim any obligation or intent to update the forward-looking statements in order to reflect events or circumstances after the date of this presentation.

About Ocean Power Technologies

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Ocean Power Technologies… Who We Are

““OPT is a manufacturer of distributed offshore power equipment which provides persistent, reliable and economical power and communications for remote offshore topside and subsea applications.”

OPT Target Markets

Offshore Oil & Gas	Defense & Security	Science & Research	Telecommunications

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Ocean Power Technologies… Quick Facts

- NASDAQ: OPTT
- Market Cap: approx. $15M
- TTM Revenue: approx. $300K*
- Cash & Equivalents: $8.4M*
- Organization: Over 40 employees including deep engineering capabilities
- Intellectual Property: Proprietary technology with over 60 patents and several pending
- Headquarters: Monroe, New Jersey


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* TTM and Cash as of July 31, 2018; market capitalization as of August 2018

Investment Thesis

- Fully commercial and growing
- Innovative products and services
- Strong intellectual property portfolio
- Large and diverse addressable markets:
  - Offshore O&G
  - Defense & Security
  - Science & Research
  - Telecommunications
- Experienced and disciplined management


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OPT Timeline




Distributed Power
Progress/ Impact
Grid Connected Wave Power
New Mgmt
New Strategy
New Products & Markets
PB3 1st Commercial Contract
PB3 1st Commercial O&G Orders & Revenue
Additional New Products Introduced
• New Production Facilities
• Leadership Additions
1994
2014
2015
2016
2017
2018
2019

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2018 Highlights

O&G PB3 Contract Eni S.p.A. – March '18

O&G PB3 Contract Premier Oil – June '18

Services Contract Enel – August '18

- ✓ New product developments and new technology patent awards and filings
- ✓ * Robust opportunity pipeline – $ millions proposals issued
- ✓ * Oil & gas customer PowerBuoy™ delivery
- ✓ * Multiple PowerBuoy™ builds to address demand
- ✓ Added key senior leadership – business development and engineering

*OPT 1st

Our Technology

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How Our Technology Works


PowerBuoy™
10 Ft. above waterline
Float
30 Ft. below waterline
Spar
Prime, Back-Up, and Temporary Electric Power
Heave Plate
Persistent Power and Communications

- Floating system… standard ***anchorage*** down to 3,000 meters
- Submerged ***heave plate*** & ***spar***… remain motionless in ocean waves
- ***Float*** rides ocean waves… driving an ***electric generator*** which charges ***on-board batteries***
- Smart device… allows remote control and monitoring
- Up to 150 kW-h stored energy… for on-board or subsea payloads
- Data communications… topside and subsea

PowerBuoy™ Market Value Proposition

Cost Savings and Operational Flexibility

- *Savings by eliminating vessels…*
  “unmanned station” provides persistent power and communications
- *Increased safety…*
  by allowing remote operations from shore
- *Faster operational decision-making…*
  from real-time subsea data communication
- *Sustainability…*
  decreased operational carbon footprint
- *Further savings and flexibility…*
  by powering new subsea technologies





Customer Projects



Eni S.p.A.	▪ 1 ½ year lease ▪ 1 ½ year extend option ▪ Purchase option ▪ Early Nov. '18* deploy in Adriatic Sea
Premier Oil	▪ 9 month lease w/ext. option ▪ Purchase option ▪ December '18* ship ▪ Early 2019* deploy in Central North Sea
Enel	▪ Chile feasibility study ▪ Nov.-Dec. '18* evaluation ▪ Potential deployment in Chilean waters

** Estimated Dates*

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Strategic Position

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The Blue Economy – Our Total Addressable Market


Communications
• Wi-Fi and cellular
• $0.5B market
Science & Research
• Data collection and communication
• $2.0B market
Oil & Gas
• 10,000+ offshore oil & gas sites
• $2.5B market
Defense & Security
• Early detection, maritime security
• $3.5B market



Targeting 10-20% displacement

Long-Term TAM > $1.0B

Offshore Oil & Gas

Applications

- Improved site safety and security
- Equipment monitoring and control
- Communications
- Subsea battery charging
- Subsea robots and drones
- Seismic mapping
- Reservoir management



http.oilstates.com/offshore/subsea-pipeline-products

Key drivers

- Moving toward electrification and digitization
- >10,000 sites require power
- Deep/ultra-deep waters means farther offshore
- New technology investment
- Oil field decommissioning

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Offshore Oil & Gas - Example

Example: Oil Field Decommissioning Market Segment


500
EGC
ARENA
EXXON
Anadarko
Chevron
1,349*
Total
79
PETROBRAS
Eni
PremierOil
180
ConocoPhillips
Chevron
TOTAL
100
100
bp
EXXON
Eni
TOTAL
ADNOC
saudi aramco
380
CNPC
SINOPEC
Chevron
PETRONAS
arrow energy
10
Apache
AWE
EXXON

*estimated

Offshore oil & gas production facilities to be decommissioned between 2018 to 2025*

Defense & Security

Applications

- Early warning systems and remote surveillance
- Remote networks and communications
- Subsea charging stations for AUV
- Remote radar and sonar stations
- Electro-optical and infrared sensors


Renewable Power
High Bandwidth Comms
20 Kw-Hr Power Storage
Intrusion Detection/Alert
MetOcean Sensing
Tethered ROV
Power/Data Umbilical
UUV Dock (Power/Data)

Key drivers

- Surface threat detection
- Subsea / submarine / AUV threat detection
- Disputed territories
- Remote communication gaps and complexity
- Operational flexibility

TAM source: Global Border and Maritime Security Market Executive Summary, Frost & Sullivan, February 2014

Defense & Security - Strategy



OPT's PB3 PowerBuoy™
(Fully Commercial)

Office of Naval Research
ONR
Science & Technology

Defense Contractors

Defense Strategy

Leverage Existing DOD Contracts

Rapid Funding Organizations



OPT's Anchorless PowerBuoy™
(Under Development)

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Science & Research

Applications

- Climate change
- Weather forecasting
- Ocean currents, waves, chemistry, and seismometry
- Fish and mammal migration
- Environmental and biological monitoring


NORTH PACIFIC OCEAN
NORTH ATLANTIC OCEAN
AUSTRALIA
SOUTH AMERICA
3000km
2000mi
Esri, GEBCO, IHO-IOC GEBCO, NGS | Esri, GEBCO, D...
esri

Source: National Data Buoy Center website

Key drivers

- Life-cycle cost
- Power availability and persistence
- Real-time environmental intelligence
- Increasing big-data requirements

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Communications

Applications

- Military/civilian remote Wi-Fi and cellular comms
- Range extension and data relay stations
- 4G offshore base stations
- Quick-deploy search and rescue
- Migrant offshore aid station



Credit: Tampnet Website

Key drivers

- Disaster recovery
- Increasing big-data requirements
- Deep water operations
- Bandwidth constrained satellite comms

Our Strategy

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Commercialization Strategy

"Skate to where the puck's going to be, not where it's been."
– Wayne Gretzky

- First Mover
- Strong Value
- Building Demand

- Subsea Power
- Surveillance & Monitoring
- Offshore Connectivity

For Scaling:
- Sales/Marketing
- Delivery Capabilities
- Revenue Streams


Targeted Markets
Focused Applications
Working Capital
Operational Scale
Technology Adoption
New Revenue Streams
Sales & Marketing
Customer Delivery

- Joint Development
- Trials and Demos
- Strategic Pricing

- New Products and Services
- Cost Effective and Rapid Innovation (months, not years)

- Direct & Indirect
- Focused GTM Strategy
- Strong Pipeline

- Decentralized Manufacturing
- Supply Chain Build-out
- Service Partners

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Transaction Economics


COMMUNICATION ANTENNA
VIDEO CAMERA
RADAR
NAVIGATION LIGHT
SATELLITE TRACKER
ANTENNAS
CELLULAR
SATELLITE
WIFI
AIS



Base PowerBuoy™ + **Value-Added Engineering** + **Support Services**

Base PowerBuoy™
- Sale or Lease

Value-Added Engineering
- Packaged Options
- Customization
- Integration Services

Support Services
- Marine Services
- Remote Monitoring
- Extended Service Agreements

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Products and Services – Fully Commercial Today



PB3 PowerBuoy™
- Long Deployments
- Persistence
- Permanency
- Low Maintenance
- Renewable



Support Services
- Customization
- Packaged Options
- Engineering/Design
- Innovation/Testing
- Marine Services

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Products and Services – Under Development



hybrid PowerBuoy™

- Shorter Deployments
- High Energy Storage
- Low Maintenance
- Modular / Scalable



Subsea Battery Solutions

- Shorter Deployments
- Low Maintenance
- Complements PowerBuoy™



Anchorless PowerBuoy™

- Advanced Design
- Self Propelled
- Quick Deploy
- Defense Focus


UMBILICAL

Integrated Mooring

- Combined power and comms
- Quick installation

Target Market Buying Process

New/repeat customers, multiple PowerBuoy™ purchases revenue backlog generation

Initial demonstration projects, rental/service revenues, "try before you buy"

Budgetary estimates, technical proposals, contract negotiations

Non-disclosure agreements, front-end engineering design (FEED) studies


Revenue Stream
Launch Customers
Proposals
Project Scoping

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Project Economics

PowerBuoy RENTAL and Services

Example sequential payment milestones (% contract revenues recognized) and timing

Contract (0%)	Design / Customize (10%)	Integrate / Test (10%)	Ship (10%)	Deploy (10%)	Monthly Rent (60% divided by # months)
	1 to 3 months	1 to 2 months	1 to 2 months	0 to 2 months	3 to 18 months

0% — 10% — 20% — 30% — 40% — 50% — 60% — 100%

Cumulative % Revenues Recognized

PowerBuoy SALE and Services

Typical preferred sequential payment milestones (% contract revenues recognized) and timing

Contract (10%)	Procure / Build (35%)	Integrate / Test / Acceptance (15%)	Ship (30%)	Deploy (10%)
	1 to 6 months	1 to 3 months	1 to 2 months	0 to 2 months

10% — 45% — 60% — 90% — 100%

Cumulative % Contract Revenues Recognized

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Opportunity Pipeline

50 Active Opportunities through FY21

- >$35 Million Potential Revenues
- 75% Offshore Oil & Gas
  - ~50% Subsea Charging
  - ~40% Surveillance & Monitoring
  - ~10% Other



>$10 million in proposals issued toward FY19 backlog

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Management Team – Experienced and Disciplined

Executive	Title	Selected Experience
George H. Kirby	Chief Executive Officer	GE, AECOM, SAIC, amsc
Matthew T. Shafer	Chief Financial Officer	Arthur Andersen, tyco, Catalent, Valeant
Christopher A. Phebus	V.P. of Engineering	GE Energy, GE O&G, GE Aviation; Pratt & Whitney A United Technologies Company
Matthew J. May	V.P. of Global Business Development	tampnet, NextOp

Sophisticated and engaged board of directors
Energized and talented organization

Our Financials

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Financial Profile

Selected Financial Information

Balance Sheet (unaudited)	7/31/18
Cash, equivalents, restricted cash	$8,362
Total current assets	8,923
Property & equipment, net	706
Total current liabilities	2,559
Virtually no debt on balance sheet	

Capital Structure

Total shares outstanding [(1)]	18,368,286
% owned by directors & officers [(2)]	>1.7%
Warrants outstanding	324,452
Options outstanding	359,954

Dollars in thousands, except per share data; capital structure as of 7/31/18 unless otherwise noted
(1) Excludes warrants and options outstanding
(2) As of FY19 proxy
(3) Excludes variable and non-recurring costs

Investment Thesis

- Fully commercial and growing
- Innovative products and services
- Strong intellectual property portfolio
- Large and diverse addressable markets:
    - Offshore Oil & Gas
    - Defense & Security
    - Science & Research
    - Telecommunications
- Experienced and disciplined management


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Contacts

Matthew Shafer

Chief Financial Officer & Treasurer

mshafer@oceanpowertech.com

(609) 730-0400 ext. 224

Porter, LeVay & Rose

Michael Porter, President

ocean@plrinvest.com

(212) 564-4700

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MAKING WAVES IN POWER ™
Thank You!
POWERBUOY™
TAPPING INTO THE POWER OF THE OCEAN
www.oceanpowertechnologies.com

Appendix: New Products

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Hybrid PowerBuoy™

- Over 1,000 kW (1+ MegaWatt) energy capability
- Compact, lightweight, and easy to deploy
- "Hot-swap" instead of refueling at sea
- Scalable for higher-powered applications
- Quick/easy shipment to remote locations

Applications:

- Subsea battery recharging
- Short-duration ROV and AUV deployments
- Topside surveillance applications
- Emergency backup and auxiliary power
- Ocean monitoring, weather stations, sensor power
- Modular chemical injection



Subsea Battery Solutions

- High performance/cost efficient power
- Quick and easy to deploy and retrieve
- Insensitive to severe weather conditions
- Modular components - wide range of capabilities
- Proven and robust technology components



Anchorless PowerBuoy™


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- Self-propelled – no anchor needed!
- Self contained – no external moving parts
- Remotely operated smart device
- Quick deploy and simple retrieve
- Liquid-fueled back-up
- Leverages OPT ocean-proven designs & capabilities

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Mooring Systems


SUB SURFACE BUOY
BRIDLE
BRIDLE
BRIDLE
SUB SURFACE BUOY
ANCHOR SYSTEM
UMBILICAL
ANCHOR SYSTEM
SUB SURFACE BUOY
ANCHOR SYSTEM
1,000 - 3,000 METRES

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Sources and References

Market Supporting Information and Sources

Total Addressable Market
The National Oceanographic and Atmospheric Administration ("NOAA") 2016 Ocean Enterprise Report

Oil & Gas
Source: U.S. Bureau of Safety and Environmental Enforcement
Greater than 10,000 sites are currently in operation or ready for decommissioning.

Ocean Observing
The National Oceanographic and Atmospheric Administration ("NOAA") 2016 Ocean Enterprise Report
Estimated total addressable market is $2B for 5 fiscal years beginning 2017. The market was refined for in-situ vs remote systems and also for the different types of in-situ systems such as fixed vs mobile; this was based on data from 2 publicly available reports.

Defense & Security
Global Border and Maritime Security Market Executive Summary, Frost and Sullivan report, February 2014
Estimated total addressable market is $3.5B based on whether applications are coastal, remote, or aerial systems.

Communications
2015 Frost & Sullivan Oil & Gas Satellite Communications market report
The estimated total addressable market is $0.5B for 5 fiscal years beginning 2017.

Decommissioning Sources


500
Chevron
EXXON
EGC
ARENA
Anadarko
79
PETROBRAS
Eni
PremierOil
180
Chevron
ConocoPhillips
TOTAL
100
ADNOC
100
EXXON
Eni
TOTAL
CNPC
380
SINOPEC
Chevron
PETRONAS
arrow energy
10
Apache
AWE
EXXON

Footnote:

- Oil & Gas UK Decommissioning Insight 2017 https://oilandgasuk.co.uk/wp-content/uploads/2017/11/Decommissioning-Report-2017-27-Nov-final.pdf
- Decommissioning Opportunities in Brazil's Oil and Gas Horizon https://www.export.gov/article?id=Decommissioning-Opportunities-in-Brazil-s-Oil-and-Gas-Horizon
- Deloitte: Decommissioning has potential to be Australia's next oil and gas boom https://www2.deloitte.com/au/en/pages/media-releases/articles/australias-next-oil-and-gas-boom-160517.html
- Preparing for the Next Wave of Offshore Decommissioning https://www.bcg.com/publications/2018/preparing-for-next-wave-offshore-decommissio ning.aspx
- WoodMac: $32 billion to be spent on decommissioning worldwide in 5 years https://www.ogj.com/articles/2018/07/woodmac-32-billion-to-be-spent-on-decommissioning-worldwide-in-5-years.html

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